PROFUNDS

Large-Cap Growth ProFund

(the “Fund”)

Supplement dated July 20, 2020

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated November 29, 2019, each as supplemented or amended

The Board of Trustees of the Fund has approved a revision to the diversification policy under the Investment Company Act of 1940, as amended. Under the prior diversification policy, the Fund was classified as diversified. Under the revised policy, the Fund may operate as non-diversified to the extent necessary to approximate the composition of the S&P 500® Growth Index (the “Index”).

The following changes to the Fund’s summary prospectus, statutory prospectus and statement of additional information are effective immediately:

Prospectus and Summary Prospectus:

Principal Investment Strategies. The following sentence is added after the second paragraph in the section titled “Principal Investment Strategies”:

The Fund may operate as “non-diversified” as defined under the Investment Company Act of 1940, as amended, to the extent necessary to approximate the composition of the Index.

Principal Risks. The following new risk is added:

Non-Diversification Risk. To the extent that the Fund operates as “non-diversified” as necessary to approximate the composition of the Index, it may be subject to certain risks. A non-diversified fund may invest a relatively high percentage of its assets in the securities of a small number of issuers susceptible to a single economic, political, or regulatory event. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. The risk may be particularly acute if the Index is comprised of a small number of securities. Notwithstanding that the Fund may operate as “non-diversified,” the Fund intends to qualify as a “regulated investment company” (“RIC”) accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements appliable to “diversified” investment companies under the Investment Company Act of 1940, as amended.

Statement of Additional Information:

The following sentence is added after the fourth paragraph in the section titled “General Information About the Trust”:

The Large-Cap Growth ProFund may operate as “non-diversified,” as defined under the 1940 Act, to the extent necessary to approximate the composition of its index.

The following sentence is added to the paragraph in the section titled “Non-Diversified Status (All Funds, except the Diversified Funds)”:

The Large-Cap Growth ProFund may operate as “non-diversified,” as defined under the 1940 Act, to the extent necessary to approximate the composition of its index.

The following sentence is added after number 8. in the section titled “Investment Restrictions”:

The Large-Cap Growth ProFund may operate as “non-diversified,” as defined in the 1940 Act, to the extent necessary to approximate the composition of its index to the extent permitted by law or regulatory relief.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.